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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  April 5, 2005

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                          GENERAL MARITIME CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        REPUBLIC OF THE MARSHALL ISLANDS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               001-16531                               06-159-7083
        (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)

                               35 West 56th Street
                            New York, New York 10019
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 763-5600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 1.01 Entry Into a Material Definitive Agreement

      On April 5, 2005, General Maritime Corporation (the "Company") entered into a new employment agreement with its Chairman and Chief Executive Officer, Peter C. Georgiopoulos. The Company's agreement with Mr. Georgiopoulos is for a term from January 1, 2005 through December 31, 2009 and provides for automatic renewal for additional one year terms, unless he or the Company terminates the agreement on 90 days' notice. Mr. Georgiopoulos' agreement provides for a base salary of $675,000 per annum as well as discretionary bonuses based upon actual performance as determined by the Board or an appropriate committee. The agreement also calls for certain payments to be made to Mr. Georgiopoulos based on prior compensation if Mr. Georgiopoulos is dismissed without cause or resigns for good reason, or upon his death or disability. A copy of this agreement is filed with this report as Exhibit 10.1.

      In connection with Mr. Georgiopoulos' employment agreement, the Company agreed to enter into a Restricted Stock Agreement, pursuant to the Company's 2001 Stock Incentive Plan, as amended and restated on December 12, 2002 with Peter C. Georgiopoulos whereby Mr. Georgiopoulos will be granted 350,000 shares of restricted common stock, with restrictions on all such shares to lapse on December 31, 2014. No shares will be granted pursuant to this agreement unless and until the applicable waiting period for acquisition of such shares under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations thereunder has expired or been terminated. Restrictions on Mr. Georgiopoulos' stock will also lapse in full if Mr. Georgiopoulos is dismissed without cause or resigns for good reason, or upon a change of control of the Company and will lapse on a straight-line basis upon his death or disability. A copy of this agreement is filed with this report as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.       Description
-----------       -----------

10.1 Employment Agreement dated April 5, 2005, between General Maritime Corporation and Peter C. Georgiopoulos.

10.2 Restricted Stock Agreement dated April 6, 2005, between General Maritime Corporation and Peter C. Georgiopoulos.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GENERAL MARITIME CORPORATION
                                 ----------------------------
                                 (Registrant)



                                 By: /s/ John C. Georgiopoulos
                                    -----------------------------------
                                 Name:  John C. Georgiopoulos
                                 Title: Chief Administrative Officer


Date:   April 7, 2005